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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of our report dated April 6, 1998, included in Linkon Corporation's Form 10-KSB, as amended, for the fiscal year ended January 31, 1998, and to all references to our Firm included in this Registration Statement.


                                                /s/ Radin, Glass & Co., LLP


                                                    Radin, Glass & Co., LLP
                                                Certified Public Accountants

New York, New York
August 19, 1998